                                                      SKYLINE FUND
                                                      SPECIAL EQUITIES PORTFOLIO



                                                      ANNUAL REPORT
                                                      December 31, 1995





SKYLINE FUND
311 South Wacker Drive
Suite 4500
Chicago, IL 60606
800-458-5222

SKYLINE FUND SPECIAL EQUITIES PORTFOLIO

DEAR SHAREHOLDER:
Skyline Special Equities Portfolio showed a gain of 0.5% in the fourth quarter. For the full year, the Portfolio showed an increase of 13.8%. At year-end, a distribution of $1.00 per share was made to shareholders, comprised of $0.91 of long-term capital gain and $0.09 of short-term capital gain. The net asset value closed the year at $16.79 per share.

                              PERFORMANCE SUMMARY(1)
                         SPECIAL EQUITIES      RUSSELL 2000        S&P 500
          -------------------------------------------------------------------
          4th Quarter          0.5%                2.2%                5.9%
          1 Year              13.8%               28.4%               37.5%
          5 Year              23.7%               21.0%               16.6%
          Since Inception(2)  15.6%               10.0%               12.6%

                                     SHEET 1

                     INITIAL
                    INVESTMENT          1987         1988        1989       1990       1991       1992       1993
                   ----------------------------------------------------------------------------------------------
SPECIAL EQUITIES   $     10,000    $   8,314     $ 10,787    $ 13,377   $ 12,135   $ 17,885   $ 25,470   $ 31,289
RUSSELL 2000       $     10,000    $   7,567     $  9,540    $ 10,985   $  8,842   $ 12,913   $ 15,291   $ 18,181
S&P 500            $     10,000    $   8,795     $ 10,246    $ 13,468   $ 13,035   $ 17,016   $ 18,323   $ 20,155

                       1994            1995
                   ------------------------
SPECIAL EQUITIES   $ 30,929        $ 35,208
RUSSELL 2000       $ 17,851        $ 22,932
S&P 500            $ 20,421        $ 28,083

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE "NOTES TO PERFORMANCE" FOLLOWING THIS LETTER.

While it would be nice in most years to make nearly 14%, it feels very disappointing in 1995 because so many areas of the stock market showed much higher returns during this period. It was a period when large company stocks performed better than small company stocks and growth stocks performed better than value stocks. Since we focus on small company value-oriented stocks, we were investing in the area that showed the least dynamic return in 1995. Though the year was a disappointment, the Portfolios long-term record remains strong. In fact, this was the first year that Skyline Special Equities Portfolio underperformed the Russell 2000 Index. The Portfolio has provided an annualized return of nearly 16% since inception well above the 10% annualized return of the Russell 2000 and the roughly 13% return of the S&P 500.

MARKET REVIEW

The fourth quarter continued many of the same trends that had been in place for the first nine months. Large company stocks showed the best returns, with the S&P 500 Index far outpacing the Russell 2000 Index. Out of the major sectors in the small company area, health care and financial stocks provided the best results. These sectors had been strong earlier in the year, and each ended the year with approximately a 40% return. Technology, which had been the leader all year, showed flat results in the final quarter but still ended the year with nearly a 50% return. The weak groups in the quarter were the consumer and auto and transportation areas, each showing negative results in the fourth quarter. These groups ended the year with returns under 10%.

For the full year, the stock market was driven higher by a combination of rising corporate earnings and declining interest rates. Large companies showed the best earnings growth during the year, and consequently, showed the best stock market performance. Their superior financial performance may have been the result of significant overseas operations. A combination of better growth outside the United States and a declining U.S. currency may have helped large multinational companies in 1995. While small companies also showed earnings gains, they felt the impact of a slowing domestic economy more keenly than large companies. This slowdown in the domestic economy brought interest rates lower which, in turn, sent P/E multiples higher in the stock market.

The slowdown in the U.S. economy had a major influence on the performance of various stock market groups. The best performing areas were those that are less economically sensitive. As mentioned above, health care and financial stocks each achieved approximately 40% returns for the year. On the other end of the spectrum, many economically sensitive groups showed relatively weak returns. Small cap consumer stocks rose less than 10% for the year, as many retailers and consumer products companies struggled. Intense competitive pressures, along with less than robust demand, have hurt financial results at consumer companies. Other areas more closely tied to the economy also suffered. Groups such as automotive, trucking, building products, steel, and machinery showed well below average returns.

The great rise in technology stocks was the big story of 1995. As mentioned above, small cap technology stocks rose approximately 50% in 1995 due to terrific demand for technology products. This performance enabled mutual fund managers to show huge gains for the year if they had packed their portfolios with technology stocks.

LARGEST PORTFOLIO WEIGHTINGS
INSURANCE                               15.0%

HEALTH CARE                        10.9%

RETAIL                        9.0%

TECHNOLOGHY              8.0%

ENERGY RELATED      6.4%

However, it appears at the time of this writing that the technology boom in the stock market is ending. The fourth quarter results in this sector were not good, and the new year is starting off weak. It is our opinion that the technology boom we saw in 1995 is a once-a-decade phenomenon, and consequently, not likely to be repeated for a while.

This was the second year in the past five years that the stock market saw an "investment mania." In 1991 health care stocks skyrocketed, and then we witnessed the boom in technology stocks in 1995. These events greatly benefited "momentum investors"--growth stock managers who invest in sectors of the market that have particularly strong earnings momentum.

In contrast, the past year has been difficult for investors with a "contrarian" investment style. As an investor in low P/E stocks, we have a "contrarian" component to our investment strategy. Many of our investments are in companies where investor expectations are low due to a perception that the company or industry may not show strong growth. Historically, we have been well rewarded by this approach, as these companies perform better than expected. However, in 1995, the consensus was right and contrarian investing did not work. "In favor" stocks climbed throughout the year, while "out-of-favor" stocks declined.

TOP TEN HOLDINGS

                                                                 PERCENTAGE OF
CORPORATE NAME                    BUSINESS DESCRIPTION          TOTAL NET ASSETS
--------------------------------------------------------------------------------
PennCorp Financial Group, Inc.    Insurance provider                  2.3%
--------------------------------------------------------------------------------
Allied Group, Inc.                Auto and homeowners
                                  insurance provider                  2.1%
--------------------------------------------------------------------------------
Integon Corp.                     High risk auto insurer              1.9%
--------------------------------------------------------------------------------
Reinsurance Group of Amer.        Life reinsurance provider           1.8%
--------------------------------------------------------------------------------
American Heritage Life            Life and health insurance
                                  company                             1.8%
--------------------------------------------------------------------------------
North Fork Bancorp. Inc.          Long Island, New York bank          1.7%
--------------------------------------------------------------------------------
Libbey Inc.                       Glass tableware producer            1.6%
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.              Specialty retailer                  1.6%
--------------------------------------------------------------------------------
Ameron, Inc.                      Construction products
                                  manufacturer                        1.6%
--------------------------------------------------------------------------------
Furon Company                     Industrial products provider        1.6%
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

Our fourth quarter return of 0.5% was slightly below the Russell 2000 return due to disappointing results in consumer and certain economically sensitive stocks. As earnings results were released in the fourth quarter, it became clear that the economy was softening and many small companies were struggling to increase earnings.

For the full year, our performance was held back primarily by our sector weightings. For most of the year, we had an overweighting in economically sensitive groups and an underweighting in technology and health care. Economically sensitive groups underperformed dramatically during the year because companies in this area found it increasingly difficult to produce gains in earnings. Investors abandoned such companies and embraced companies in non-cyclical areas which presumably could grow their earnings in a slowing economy.

The major area that helped us during the year was the financial area. We had a large weighting in financial stocks throughout the year, with the biggest position in insurance stocks. Many of these stocks showed substantial gains, led by PennCorp Financial Group, a life and health care insurer that showed a gain of over 100% for the year.

Over the past few months, we have made two significant changes to the Portfolio. First, we have reduced our exposure to economically sensitive groups and increased our weightings in stocks that are less dependent on economic growth. We still own plenty of companies that will benefit when the economy picks up, but we have reduced our risk in the event that the economy continues to soften or goes into a recession. Second, we have recently reduced the number of stocks in the Portfolio, investing a greater percentage of our assets in those stocks where we have the greatest confidence.

OUTLOOK

As is often the case, the outlook for the stock market is somewhat mixed. On the positive side, the Federal Reserve Board is lowering interest rates and appears concerned about improving economic activity. And while valuation levels are high by historical standards, they are not high relative to current interest rate levels. On the negative side, with earnings at extremely high levels and interest rates so low, it may be that the stock market is near peak levels.

We continue to believe our Portfolio represents good value in an environment where many stocks seem richly valued. Our stocks trade at a sharp valuation discount to the market and could move sharply higher in the right type of economic climate. We believe that an improvement in economic activity would be the best thing for our Portfolio.

On a closing note, we want to remind you that, effective January 2, 1996, Skyline Special Equities Portfolio permits additional investments from existing shareholders. The Portfolio had been closed to new investments, other than in retirement plans, for nearly three years because we believe that it is advantageous to keep the asset base relatively small. However, because we feel the asset base is now at a manageable level, we can now accommodate new investments. We hope you will consider making an additional investment in the Portfolio.

Sincerely,



William M. Dutton
Portfolio Manager
January 22, 1996



NOTES TO PERFORMANCE

(1) The method of calculating the average annual total return is described in the Funds prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost. We have included two unmanaged, market value weighted stock market indexes for comparison purposes. The Russell 2000 Index includes small company stocks such as those in Special Equities Portfolio. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends.

(2) Return is calculated from the Portfolio's inception on April 23, 1987.

PORTFOLIO HOLDINGS
DECEMBER 31, 1995

                                        Number
                                       of Shares          Market Value
COMMON STOCKS
APPAREL - 1.5%
Donnkenny, Inc.(a)                       146,000           $ 2,646,250

AUTO PARTS - 2.0%
APS Holding Corp.(a)                      12,400               279,000
Masland Corp.                            146,100             2,045,400
SPX Corp.                                 76,200             1,209,675
                                                           -----------
                                                             3,534,075

CAPITAL GOODS - 1.3%
Alamo Group, Inc.                        123,500             2,223,000

CHEMICALS - 0.8%
Univar Corporation                       127,800             1,389,825

CONSTRUCTION/INFRASTRUCTURE - 1.6%
Ameron, Inc.                              73,800             2,776,725

CONSUMER PRODUCTS - 3.4%
American Safety Razor Co.(a)              95,700               753,638
Carmike Cinemas, Inc.,
 Class A(a)                              102,700             2,310,750
Libbey Inc.                              128,100             2,882,250
                                                           -----------
                                                             5,946,638

ENERGY RELATED - 6.4%
Aquila Gas Pipeline Corp.                185,700             2,390,888
Belden & Blake Corp.(a)                   60,400             1,057,000
Daniel Industries, Inc.                  130,800             1,863,900
Global Industries, Ltd.(a)                71,800             2,154,000
Pride Petroleum Services, Inc.(a)        181,200             1,925,250
Zeigler Coal Holding Co.                 134,300             1,863,412
                                                           -----------
                                                            11,254,450

FINANCIAL RELATED - 24.1%
BANKS/THRIFTS - 5.5%
First Commerce Corp.                      74,800           $ 2,393,600
GreenPoint Financial Corp.                75,600             2,022,300
North Fork Bancorp. Inc.                 115,200             2,908,800
Webster Financial Corp.                   79,200             2,336,400
                                                           -----------
                                                             9,661,100


FINANCIAL SERVICES - 3.6%
AMRESCO, Inc.                            135,100             1,722,525
Legg Mason, Inc.                          79,000             2,172,500
Raymond James Financial, Inc.            112,500             2,376,563
                                                           -----------
                                                             6,271,588


INSURANCE - 15.0%
Allied Group, Inc.                        99,800             3,592,800
ALLIED Life Financial Corp.              109,900             1,991,938
American Heritage Life
 Investment Corp.                        136,900             3,131,588
AmVestors Financial Corp.                144,600             1,699,050
Executive Risk Inc.                       81,200             2,354,800
Fremont General Corp.                     61,500             2,260,124
Integon Corp.                            161,600             3,333,000
PennCorp Financial Group, Inc.           136,700             4,015,562
Reinsurance Group of
 America, Inc.                            87,000             3,186,375
Selective Insurance Group, Inc.           20,200               717,100
                                                           -----------
                                                            26,282,337
                                                           -----------
   TOTAL FINANCIAL RELATED                                  42,215,025
                                                           -----------


                                        Number
                                       of Shares          Market Value
HEALTH CARE - 10.9%
Advanced Technology
 Laboratories, Inc.(a)                   109,400           $ 2,680,300
Allied Healthcare Products, Inc.          99,800             1,596,800
Community Psychiatric
 Centers(a)                              175,300             2,147,425
GranCare, Inc.(a)                        141,500             2,051,750
Maxicare Health Plans, Inc.(a)            91,700             2,464,438
Maxxim Medical, Inc.(a)                  113,700             1,904,475
RightCHOICE Managed
 Care, Inc.(a)                           104,400             1,357,200
Sierra Health Services, Inc.(a)           84,100             2,670,175
SpaceLabs Medical, Inc.(a)                75,000             2,156,250
                                                           -----------
                                                            19,028,813


HOMEBUILDING/BUILDING PRODUCTS - 2.5%
Interface, Inc.                          129,600             2,203,200
Redman Industries, Inc.(a)                63,700             2,149,875
                                                           -----------
                                                             4,353,075


INDUSTRIAL PRODUCTS - 5.5%
Barnes Group Inc.                         44,900             1,616,400
Bearings Inc.                             80,400             2,351,700
Belden Inc.                               86,200             2,219,650
Furon Company                            138,700             2,774,000
SPS Technologies, Inc.(a)                 13,680               730,170
                                                           -----------
                                                             9,691,920


METAL FABRICATION - 4.4%
CasTech Aluminum
 Group Inc.(a)                           127,800             1,725,300
Chase Brass Industries, Inc.(a)          173,900             2,195,488
Easco, Inc.                              167,900             1,448,138
Sinter Metals, Inc.(a)                   183,800             2,274,524
                                                           -----------
                                                             7,643,450


PACKAGING - 1.9%
Mail-Well, Inc.(a)                       134,200           $ 1,643,950
Shorewood Packaging Corp.(a)             112,600             1,604,550
                                                           -----------
                                                             3,248,500


RESTAURANTS - 2.4%
Buffets, Inc.(a)                         136,300             1,874,125
IHOP Corp.(a)                             88,800             2,308,800
                                                           -----------
                                                             4,182,925


RETAIL - 9.0%
Aaron Rents, Inc., Class B               140,800             2,534,400
Cole National Corp.(a)                   182,600             2,533,575
Pier 1 Imports, Inc.                     248,915             2,831,407
Rex Stores Corp.                         111,000             1,970,250
Rhodes, Inc.(a)                          214,500             2,091,375
Stein Mart, Inc.(a)                      168,800             1,856,800
Tractor Supply Company(a)                 99,100             1,957,225
                                                           -----------
                                                            15,775,032


STEEL/IRON - 3.0%
Steel of West Virginia Inc.(a)           181,800             1,681,650
UCAR International Inc.                   68,800             2,322,000
WCI Steel, Inc.(a)                       279,100             1,221,062
                                                           -----------
                                                             5,224,712

                                        Number
                                       of Shares          Market Value
TECHNOLOGY - 8.0%
Black Box Corp.(a)                        92,100          $  1,508,138
Dallas Semiconductor Corp.               85,900             1,782,425
Integrated Circuit Systems Inc.(a)       111,700             1,382,288
Keane, Inc.(a)                            98,300             2,174,888
Marshall Industries(a)                    59,800             1,921,075
Pioneer Standard
 Electronics, Inc.                        50,850               673,762
Primark Corp.(a)                          91,300             2,739,000
Tracor, Inc.(a)                          129,200             1,873,400
                                                          ------------
                                                            14,054,976


TEMPORARY SERVICES - 2.2%
CDI Corp.(a)                              97,400             1,753,200
Interim Services Inc.(a)                  61,600             2,140,600
                                                          ------------
                                                             3,893,800


TEXTILES - 0.9%
Galey & Lord, Inc.(a)                    149,300             1,604,975


TRANSPORTATION/DELIVERY SERVICES - 3.5%
Interpool, Inc.                          118,000             2,109,250
Landstar System Inc.                      75,100             2,008,925
United TransNet, Inc.(a)                 123,200             1,894,200
                                                          ------------
                                                             6,012,375
                                                          ------------

TOTAL COMMON STOCKS - 95.3%
(Cost:  $146,604,315)                                      166,700,541

MONEY MARKET INSTRUMENTS (b)
Yield 5.32% to 5.53%
 due March 1996 to August 1996
 General Mills, Inc.                                      $  3,090,000
 Sara Lee Corp.                                              1,019,014
 Warner-Lambert Co.                                          3,470,000
 Wisconsin Electric Power Co.                                1,113,000
                                                          ------------

TOTAL MONEY MARKET
 INSTRUMENTS - 5.0%
(Cost:  $8,692,014)                                          8,692,014
                                                          ------------

TOTAL INVESTMENTS - 100.3%
(Cost:  $155,296,329)                                      175,392,555

OTHER LIABILITIES LESS ASSETS - (0.3%)                        (493,083)

NET ASSETS - 100.0%                                       $174,899,472
                                                          ------------
                                                          ------------

(a) Non-income producing security.
(b) Variable rate securities. Interest rates are reset every seven days. Rates shown are those in effect on December 31, 1995.

Based on cost of investments for federal income tax purposes of $155,296,329 on December 31, 1995, net unrealized appreciation was $20,096,226. consisting of gross unrealized appreciation of $27,579,880 and gross unrealized depreciation of $7,483,654.

See accompanying notes to financial statements.

STATEMENT OF
ASSETS & LIABILITIES
DECEMBER 31, 1995

ASSETS

Investments, at value
 (Cost: $155,296,329)                                          $175,392,555
Receivable for:
 Securities sold                             $2,355,495
 Dividends and interest                         136,746
 Shares sold                                     46,946           2,539,187
                                             -----------        -----------
Total assets                                                    177,931,742

LIABILITIES & NET ASSETS
Payable for:
 Securities purchased                          $138,040
 Shares redeemed                              2,667,711
 Advisory fee                                   225,492
 Trustees' fee                                    1,027           3,032,270
                                             -----------        -----------

Net assets applicable to
 shares outstanding                                             $174,899,472
                                                                -----------
                                                                -----------

Shares outstanding--no par value
(unlimited number of shares authorized)                         10,418,330
                                                                -----------
                                                                -----------

PRICING OF SHARES
Net asset value, offering price, and
redemption price per share                                           $16.79
                                                                -----------
                                                                -----------

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance
 of shares over amounts paid on
 redemption of shares on account
 of capital                                                    $152,951,201
Undistributed net realized gain on sales
 of investments                                                   1,852,045
Unrealized appreciation of investments                           20,096,226
                                                                -----------


Net assets applicable to
 shares outstanding                                            $174,889,472
                                                                -----------
                                                                -----------

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995


Investment income:
 Dividends                                  $ 1,588,018
 Interest                                       640,784
                                            -----------
Total investment income                       2,228,802


Expenses:
 Investment advisory fee                      2,890,146
 Fees to unaffiliated trustees                   13,337
                                            -----------
Total expenses                                2,903,483
                                            -----------

Net investment loss                            (674,681)


Net realized and unrealized gain
 on investments:
 Net realized gain on sales
  of investments                             12,277,032
 Net change in unrealized
  appreciation                               12,856,224
                                            -----------
 Net realized and unrealized gain
  on investments                             25,133,256
                                            -----------

Net increase in net assets
 resulting from operations                  $24,458,575
                                            -----------
                                            -----------


See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED        YEAR ENDED
                                             DEC. 31, 1995     DEC. 31, 1994
----------------------------------------------------------------------------
From operations:
 Net investment loss                         $   (674,681)     $ (1,062,234)
 Net realized gain on sales of investments     12,277,032        23,878,878
 Net change in unrealized appreciation         12,856,224       (25,670,258)
                                             -------------     -------------
Net increase (decrease) in net assets
 resulting from operations                     24,458,575        (2,853,614)

Distributions to shareholders from
 net realized gains                            (9,995,455)      (22,571,495)

From share transactions:
 Proceeds from shares sold                     11,349,598        20,011,374
 Reinvestment of capital gain
  distribution                                  9,858,098        22,234,116
 Payments for shares redeemed                 (63,542,803)      (42,060,233)
                                             -------------     -------------
Net (decrease) increase in net assets
 resulting from share transactions            (42,335,107)          185,257
                                             -------------     -------------
Total decrease in net assets                  (27,871,987)      (25,239,852)

Net assets at beginning of year               202,771,459       228,011,311
                                             -------------     -------------
Net assets at end of year                    $174,899,472      $202,771,459
                                             -------------     -------------
                                             -------------     -------------


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                             YEARS ENDED DECEMBER 31,
                                              ------------------------------------------------------
                                              1995         1994        1993       1992        1991
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year        $  15.64    $  17.83    $  17.12    $  12.67    $  10.32
                                            ---------   ---------   ---------   ---------   ---------
Income from Investment Operations
 Net investment (loss) income                  (0.06)      (0.08)      (0.09)      (0.01)       0.01
 Net realized and unrealized
  gain (loss) on investments                    2.21       (0.18)       3.94        5.37        4.74
                                            ---------   ---------   ---------   ---------   ---------
 Total from Investment Operations               2.15       (0.26)       3.85        5.36        4.75
                                            ---------   ---------   ---------   ---------   ---------
Less Distributions
 Dividends from net
  investment income                               --          --          --          --       (0.01)
 Dividends from net realized
  gains on investments                         (1.00)      (1.93)      (3.14)      (0.91)      (2.39)
                                            ---------   ---------   ---------   ---------   ---------
  Total Distributions                          (1.00)      (1.93)      (3.14)      (0.91)      (2.40)
                                            ---------   ---------   ---------   ---------   ---------
Net asset value at end of year              $  16.79    $  15.64    $  17.83    $  17.12    $  12.67
                                            ---------   ---------   ---------   ---------   ---------
                                            ---------   ---------   ---------   ---------   ---------
Total Return                                  13.83%      (1.15%)     22.85%      42.45%      47.28%


Ratios/Supplemental Data
 Ratio of expenses to average
  net assets                                   1.51%       1.49%       1.48%       1.51%       1.55%
 Ratio of net investment (loss) income
  to average net assets                       (0.35%)     (0.49%)     (0.54%)     (0.19%)      0.09%
Portfolio turnover rate                          71%         82%        104%         87%        104%
Net assets, end of year
 (in thousands)                             $174,899    $202,771    $228,011    $172,385    $ 37,495
                                            ---------   ---------   ---------   ---------   ---------
                                            ---------   ---------   ---------   ---------   ---------

Note: Total return does not reflect the effect of any sales charges which may have been previously charged.

See accompany notes to financial statements.
               12

NOTES TO FINANCIAL STATEMENTS


Skyline Fund is an open-ended, diversified investment management company which consists of Special Equities Portfolio and Special Equities II. The Portfolios commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Portfolio").

                                        1

                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Money market instruments having 60 days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Fund's board of trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

- PORTFOLIO SHARE VALUATION - Portfolio shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Portfolio outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Fund Portfolios.

- RECLASSIFICATION - The 1995 net investment loss of $674,681 has been offset against undistributed net realized gains at December 31, 1995.

                                        2
                          TRANSACTIONS WITH AFFILIATES

Effective August 31, 1995, the Portfolio's Investment Adviser changed from Mesirow Asset Management, Inc. to Skyline Asset Management, L.P. For the Adviser's management and advisory services and the assumption of the Portfolio's ordinary operating expenses, the Portfolio pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for the year ended December 31, 1995 was $2,890,146. The Adviser has agreed to reimburse the Portfolio to the extent that the aggregate annual expenses of the Portfolio, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Portfolio's ongoing operations, exceed 1.75% of the average daily net assets of the Portfolio or such lower limit as is prescribed by any state in which the Portfolio's shares are being offered for sale.

Portfolio brokerage commissions of $14,544 were paid by the Portfolio to Mesirow Financial, Inc. during the eight-month period ended August 31, 1995, in connection with the purchase and sale of investment securities. Mesirow Financial, Inc. is affiliated with Mesirow Asset Management, Inc.

Certain officers and trustees of the Fund are also shareholders, officers, and/or directors of the Adviser. The Fund makes no direct payments to its officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1995, the Portfolio paid fees of $13,337 to its unaffiliated trustees.

                                        3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                     YEAR ENDED       YEAR ENDED
                                    DEC. 31, 1995    DEC. 31, 1994
     -------------------------------------------------------------
     Shares sold                        690,848         1,134,958
     Shares issued
      in reinvestment
      of dividends                      593,863         1,459,992
                                    -----------       -----------
                                      1,284,711         2,594,950
     Less shares redeemed            (3,828,091)       (2,418,477)
                                    -----------       -----------
     Net (decrease) increase
      in shares outstanding          (2,543,380)          176,473
                                    -----------       -----------
                                    -----------       -----------

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1995, are as follows:

     Cost of purchases             $128,339,423
     Proceeds from sales            182,397,604

REPORT OF INDEPENDENT AUDITORS


To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                   ERNST & YOUNG LLP


Chicago, Illinois
January 19, 1996

FEDERAL TAX STATUS OF 1995 DIVIDENDS



Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.





REPORT FOR THE YEAR ENDED DECEMBER 31, 1995



This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor, Inc. is the principal underwriter of Skyline Fund.

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               17

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               18

                     [LOGO]

                     SKYLINE FUND SPECIAL EQUITIES PORTFOLIO

                       ANNUAL REPORT -- DECEMBER 31, 1995

                                                  [LOGO]
                                                  SKYLINE FUND
                                                  SPECIAL EQUITIES II


                                                  ANNUAL REPORT
                                                  DECEMBER 31, 1995






[LOGO]
SKYLINE FUND
311 South Wacker Drive
Suite 4500
Chicago, IL 60606
800-458-5222

[LOGO]
SKYLINE FUND SPECIAL EQUITIES II

DEAR SHAREHOLDER:

For the 12-month period ending December 31, 1995, Skyline Special Equities II returned 21.0%. Two benchmarks of smaller company performance, the Russell 2000 Index and the S&P MidCap 400 Index, returned 28.4% and 31.0%, respectively.

In the fourth quarter, the Portfolio reported a 1.4% total return. This return compares to 1.4% for the S&P MidCap 400 Index and 2.2% for the Russell 2000 Index. The net asset value for the Portfolio was $11.29 per share at year-end after distributing $0.97 per share to our shareholders. The average annual total return on an investment in Special Equities II for the period February 9, 1993 (inception) through December 31, 1995, was 9.8%.(1)

ANNUAL REVIEW

From a historical stock market perspective, the Portfolio's 1995 performance of 21% can be viewed as a very healthy return. On average, the S&P 500 Index, a large company stock market composite, has returned 11% annually since 1965.(1) However, 1995 was not a typical year for the stock market or our value-oriented investment style. Primarily due to weak first half

TOP TEN HOLDINGS

                                                                     PERCENTAGE OF
CORPORATE NAME                     BUSINESS DESCRIPTION             TOTAL NET ASSETS
------------------------------------------------------------------------------------
First Brands Corp.                 Consumer products firm                 3.0%
------------------------------------------------------------------------------------
Jones Apparel Group, Inc.          Apparel producer                       3.0%
------------------------------------------------------------------------------------
AGCO Corp.                         Agricultural equipment manufacturer    3.0%
------------------------------------------------------------------------------------
UCAR International Inc.            Steel materials supplier               2.8%
------------------------------------------------------------------------------------
Pier 1 Imports, Inc.               Specialty retailer                     2.7%
------------------------------------------------------------------------------------
Sierra Health Services, Inc.       Health maintenance organization        2.7%
------------------------------------------------------------------------------------
Sybron International Corp.         Dental/Laboratory equipment provider   2.7%
------------------------------------------------------------------------------------
Dial Corp. (The)                   Consumer products producer             2.6%
------------------------------------------------------------------------------------
Illinois Central Corp., Class A    Railroad operator                      2.6%
------------------------------------------------------------------------------------
PennCorp Financial Group, Inc.     Life & health insurance provider       2.6%
------------------------------------------------------------------------------------


                        ANNUAL REPORT -- DECEMBER 31, 1995
results, the Portfolio trailed the U.S. stock market in 1995. The Portfolio's strategy of investing in undervalued smaller companies was simply out of favor over most of last year.

In 1995, the performance of large U.S. companies was simply incredible. For the first time, the Dow Jones Industrial Average, a barometer of 30 publicly traded large company stocks, broke through both the 4000 and the 5000 price levels. The S&P 500's total return of 37.5% was the best year of performance since 1958. While the stocks of smaller U.S. companies had good returns, they were well below the performance of large company stocks in 1995. This large versus small return differential contributed to the Portfolio's relative underperformance.

In 1995, smaller company investment managers using a growth-oriented investment style tended to outperform


LARGEST PORTFOLLO WEIGHTINGS


INSURANCE                                         13.6%

CONSUMER PRODUCTS                            10.3%

HEALTH CARE                        7.8%

BANKS/THRIFTS                 6.6%

ELECTRONIC               5.7%
COMPONENTS

value-oriented managers. This result was primarily due to growth managers' heavy concentrations in the strong performing technology and health care sectors of the stock market. The growth investment style places primary importance on the rate of a firm's profit growth. These managers are willing to pay top dollar for the fastest growing companies. Value managers, conversely, seek to pay a low price for expected profit growth. This approach is akin to a bargain hunter searching for both good quality and a good price. Because Special Equities II uses a value driven, common sense approach, 1995 performance was weak relative to the appropriate benchmarks.

The best performing economic sectors for the Russell MidCap Index in 1995 included financial, health care, and technology. The worst performing sectors included consumer discretionary, producer durables, and materials and processing. While the Portfolio was helped considerably by an overweighting in financial stocks in 1995, underweighted positions in technology and health care hindered the Portfolio's relative performance. The Portfolio was also hurt early in 1995 by holdings in poor performing medical insurance and consumer retail stocks.

In general, while being a contrarian investor can be productive in many market environments, it did not work in 1995. During the year, those sectors selling at a low stock price relative to current profit levels underperformed, while those sectors with rapid profit growth and high stock prices surged. This environment caused our value investment style to be out of favor for most of 1995.


FOURTH QUARTER REVIEW

As previously mentioned, in the fourth quarter, the Portfolio reported a 1.4% total return. Once again, large company stocks outperformed small company stocks, with the S&P 500 returning 5.9% in the quarter. As has been the case almost all year, large companies benefited from strong export markets and investors ran to safe harbors amidst economic and political concerns.

The best performing market sectors of the Russell MidCap Index in the fourth quarter included health care, energy, and utilities. The worst performing sectors included technology, producer durables, and consumer discretionary.


                        ANNUAL REPORT -- DECEMBER 31, 1995

The most noteworthy factor in terms of general stock market performance during the fourth quarter was the decline of technology stocks. These stocks had led the market for over a year, with periods of absolute buying mania on the part of investors. One of the key reasons for the Portfolio's relative underperformance in 1995 had been our limited exposure to technology. Due to the weakness of the technology sector in the fourth quarter, we were more than happy to have limited exposure to that area during the period.

---------------------------------------------------------------------------
     COMPARISON OF CHANGE
     IN VALUE OF A $10,000
     INVESTMENT SINCE INCEPTION


                        -----------------------------------
                            Average Annual Total Returns
                        -----------------------------------
                         1-Year         Since Inception(2)
                        -----------------------------------
                          21.0%              9.8%
                        -----------------------------------

NOTE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE "NOTES TO PERFORMANCE" FOLLOWING THIS LETTER.
----------------------------------------------------------------------------



                         INITIAL INVESTMENT  2/9/93-3/31/93  2 QTR 93   3 QTR 93   4 QTR 93   1 QTR 94   2 QTR 94   3 QTR 94
----------------------------------------------------------------------------------------------------------------------------

SPECIAL EQUITIES II      $           10,000  $      10,060   $ 10,050   $ 10,410   $ 11,008   $ 10,835   $ 10,621   $ 11,284

RUSSELL 2000             $           10,000  $       9,976   $ 10,193   $ 11,084   $ 11,375   $ 11,073   $ 10,643   $ 11,381

S&P 400                  $           10,000  $      10,126   $ 10,362   $ 10,883   $ 11,173   $ 10,750   $ 10,358   $ 11,059

S&P 500                  $           10,000  $      10,177   $ 10,227   $ 10,490   $ 10,732   $ 10,322   $ 10,362   $ 10,872




                         4 QTR 94   1 QTR 95   2 QTR 95   3 QTR 95   4 QTR 95
-----------------------------------------------------------------------------

SPECIAL EQUITIES II      $ 10,841   $ 11,119   $ 11,589   $ 12,926   $ 13,112

RUSSELL 2000             $ 11,168   $ 11,683   $ 12,776   $ 14,040   $ 14,346

S&P 400                  $ 10,744   $ 11,624   $ 12,638   $ 13,871   $ 14,109

S&P 500                  $ 10,873   $ 11,931   $ 13,070   $ 14,115   $ 14,954




The Portfolio's return for the final quarter of 1995 was helped by our large weighting in financial stocks and our holdings in consumer staples, retail, and health care stocks. The Federal Reserve Board reduced interest rates for the second time in 1995 during the quarter. This reduction reflected fears of a slowing economy. The lower rates helped the Portfolio's financial stocks, and the slow growth environment proved healthy for our consumer staples stocks.

The poor performance of the Portfolio's technology and industrial stocks in the fourth quarter offset much of the gains by other areas. While we were not overweighted in technology stocks, our holdings were impacted negatively in the quarter. In addition, the slowing economy led to underperformance in our industrial holdings.

At the end of the quarter, the Portfolio was 89% invested in stocks, while 11% was held in cash and cash equivalents. On December 31, 1995, the Portfolio was well diversified with 45 stock positions. During the quarter, 17 stocks were sold from the Portfolio and 15 new positions were added. The majority of the sales occurred due to stock prices reaching our disciplined sell targets.

OUTLOOK

Presently, the U.S. economy appears to be in relatively good shape, with low interest rates, low inflation, full employment, and reasonable consumer confidence levels. However, signs of a slowing economy have developed from a number of sources such as purchasing managers surveys, auto sales, and machine tool orders. Most economists agree that the U.S. economy will likely experience slow growth in 1996. This slowed growth should bring further short-term interest rate cuts by the Federal Reserve Board.


                        ANNUAL REPORT -- DECEMBER 31, 1995

After an unusually strong stock market in 1995, many investors are concerned about 1996. Generally, stock market forecasters see positive stock market returns for the year. This view is based on a slow but growing economy, a fiscally responsible government due to election year politics, and a Federal Reserve Board inclined to lower interest rates if the economy slows too quickly. Investors, however, should be aware that stocks overall are not cheap based on historic valuation standards and rate reductions can take a long time to strengthen the economy.

Low interest rates should continue to help financial services companies and may spur demand for industrial stocks. These are two important areas for value investors. The technology stock mania, which led to many growth managers' spectacular 1995 results, appears to be over. In addition, technology stocks will face increasingly difficult profit comparisons as 1996 unfolds. For these reasons, we believe value managers may be able to outperform growth managers over the next year.


Investors have preferred large company stocks over smaller company stocks for the past two years. This preference is most likely due to their safety and global growth prospects. Smaller company stocks, however, have tended to outperform large company stocks over long periods of time. Generally, smaller companies are able to react quicker to changing environments and grow faster than large mature giants. Therefore, we believe as corporate profits slow, smaller stocks may begin to outperform sometime during the course of 1996. In the meantime, we will remain dedicated toward providing a well-diversified portfolio of inexpensive small to midsized companies with good growth prospects.

Sincerely,

/s/ Kenneth S. Kailin
Kenneth S. Kailin, CFA
Portfolio Manager
January 22, 1996


NOTES TO PERFORMANCE

1 The method of calculating the average annual total return is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost. We have included three unmanaged stock market indexes for comparison purposes. The Russell 2000 Index is a portfolio of small company stocks. The S&P MidCap 400 Index tracks the stock market performance of 400 medium-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends.

2    Return is calculated from the Portfolio's inception on February 9, 1993.


                        ANNUAL REPORT -- DECEMBER 31, 1995


PORTFOLIO HOLDINGS
DECEMBER 31, 1995

                                        NUMBER
                                        OF SHARES  MARKET VALUE
                                      ---------   ---------------

COMMON STOCKS
APPAREL/TEXTILES -- 3.0%
Jones Apparel Group, Inc.(a)            68,000    $    2,677,500

AUTO PARTS -- 2.4%
Echlin Inc.                             59,600         2,175,400

BANKS/THRIFTS -- 6.6%
Cullen/Frost Bankers, Inc.              36,200         1,810,000
GreenPoint Financial Corp.              76,500         2,046,375
Southern National Corp.                 76,925         2,019,281
                                                  --------------
                                                       5,875,656

BUILDING PRODUCTS -- 3.8%
American Standard Co.                   72,300         2,024,400
Interface, Inc.                         79,700         1,354,900
                                                  --------------
                                                       3,379,300

CAPITAL GOODS -- 3.0%
AGCO Corp.                              51,900         2,646,900

COMPUTER PRODUCTS AND COMPONENTS -- 3.6%
Gateway 2000, Inc.(a)                   64,200         1,572,900
Komag, Inc.(a)                          34,800         1,605,150
                                                  --------------
                                                       3,178,050

CONSUMER PRODUCTS -- 10.3%
Alberto-Culver Co., Class A             74,300         2,266,150
Dial Corp. (The)                        79,000         2,340,375
First Brands Corp.                      56,600         2,695,575
Hudson Foods, Inc., Class A            110,200         1,900,950
                                                  --------------
                                                       9,203,050

CONSUMER SERVICES -- 1.5%
Buffets, Inc.(a)                        85,300    $    1,172,875
Royal Caribbean Cruises Ltd.             6,000           132,000
                                                  --------------
                                                       1,304,875


ELECTRONIC COMPONENTS -- 5.7%
Arrow Electronics, Inc.(a)              43,100         1,858,688
Dallas Semiconductor Corp.              63,300         1,313,475
Marshall Industries(a)                  60,800         1,953,200
                                                  --------------
                                                       5,125,363

ENERGY -- 1.8%
Newfield Exploration Company(a)         59,500         1,606,500

FINANCIAL SERVICES -- 5.4%
Advanta Corporation, Class B            45,400         1,651,425
AMRESCO, Inc.                           72,300           921,825
AT&T Capital Corp.                      18,800           719,100
Finova Group, Inc.                      31,700         1,529,525
                                                  --------------
                                                       4,821,875

HEALTH CARE -- 7.8%
Community Psychiatric Centers(a)       175,700         2,152,325
Sierra Health Services, Inc.(a)         76,700         2,435,225
Sybron International Corp.(a)           99,600         2,365,500
                                                  --------------
                                                       6,953,050

INDUSTRIAL PRODUCTS -- 5.6%
Belden Inc.                             82,000         2,111,500
Kaydon Corp.                            44,000         1,336,500
Mark IV Industries, Inc.                79,825         1,576,544
                                                  --------------
                                                       5,024,544


                        ANNUAL REPORT -- DECEMBER 31, 1995


               7


                                        NUMBER
                                      OF SHARES    MARKET VALUE
                                      ---------   --------------

INSURANCE -- 13.6%
Fremont General Corp.                   50,800    $    1,866,900
Paul Revere Corp. (The)                 83,000         1,722,250
PennCorp Financial Group, Inc.          77,300         2,270,688
PMI Group, Inc. (The)                   38,400         1,737,600
Prudential Reinsurance
 Holdings, Inc.                         96,500         2,255,687
Reinsurance Group of
 America, Inc.                          51,600         1,889,850
Selective Insurance Group, Inc.         10,600           376,300
                                                  --------------
                                                      12,119,275

RAILROADS -- 2.8%
Canadian National Railway Co.(a)        14,500           217,500
Illinois Central Corp., Class A         59,500         2,283,313
                                                  --------------
                                                       2,500,813

REAL ESTATE INVESTMENT TRUSTS -- 3.6%
Patriot American Hospitality, Inc.      57,900         1,490,925
Public Storage, Inc.                    91,000         1,729,000
                                                  --------------
                                                       3,219,925

RETAIL -- 4.5%
Claire's Stores, Inc.                    88,800        1,565,100
Pier 1 Imports, Inc.                    215,350        2,449,606
                                                  --------------
                                                       4,014,706

STEEL/IRON -- 3.5%
UCAR International Inc.(a)               73,300        2,473,875
WCI Steel, Inc.(a)                      150,600          658,875
                                                  --------------
                                                       3,132,750
                                                  --------------

TOTAL COMMON STOCKS -- 88.5%
     (Cost:  $68,580,264)                             78,959,532


                                                  MARKET VALUE
                                                  ------------

MONEY MARKET INSTRUMENTS(b)
Yield 5.49% to 5.53%
     due March 1996 to August 1996
     American Family Financial Services, Inc.     $      270,000
     General Mills, Inc.                               2,350,000
     Sara Lee Corp.                                    2,119,701
     Warner-Lambert Co.                                4,485,000
     Wisconsin Electric Power Co.                        480,000
                                                  --------------

TOTAL MONEY MARKET
     INSTRUMENTS -- 10.9%
     (Cost: $9,704,701)                                9,704,701
                                                  --------------

TOTAL INVESTMENTS -- 99.4%
     (Cost: $78,284,965)                              88,664,233

OTHER ASSETS
     LESS LIABILITIES -- 0.6%                            539,028
                                                  --------------

NET ASSETS -- 100.0%                              $   89,203,261
                                                  --------------
                                                  --------------

(a)  Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1995.

Based on cost of investments for federal income tax purposes of $78,284,965 on December 31, 1995, net unrealized appreciation was $10,379,268, consisting of gross unrealized appreciation of $11,992,913 and gross unrealized depreciation of $1,613,645.

See accompanying notes to financial statements.


                        ANNUAL REPORT -- DECEMBER 31, 1995

STATEMENT OF
ASSETS & LIABILITIES
DECEMBER 31, 1995


ASSETS
Investments, at value
 (Cost: $78,284,965)                                       $88,664,233
Receivable for:
 Dividends and interest                   $   141,310
 Shares sold                                  694,895          836,205
                                          -----------
Organization costs,
 net of accumulated
 amortization of $11,658                                        10,583
                                                           -----------
Total assets                                                89,511,021


LIABILITIES & NET ASSETS
Payable for:
 Securities purchased                      $   78,775
 Shares redeemed                              102,878
 Advisory fees                                112,085
 Trustees' fees                                 1,876
 Organization costs                            11,946
 Dividends                                        200          307,760
                                           ----------      -----------
Net assets applicable to
 shares outstanding                                        $89,203,261
                                                           -----------
                                                           -----------
Shares outstanding--no par
 value (unlimited number of
 shares authorized)                                          7,900,323
                                                           -----------
                                                           -----------
PRICING OF SHARES
Net asset value, offering price,
 and redemption price per share                                 $11.29
                                                           -----------
                                                           -----------
ANALYSIS OF NET ASSETS
Excess of amounts received from
 issuance of shares over amounts
 paid on redemption of shares
 on account of capital                                     $78,652,675
Undistributed net investment income                             34,255
Undistributed net realized gain on sales
 of investments                                                137,063
Unrealized appreciation of investments                      10,379,268
                                                           -----------
Net assets applicable to
shares outstanding                                         $89,203,261
                                                           -----------
                                                           -----------

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

Investment income:
 Dividends                                 $  1,497,267
 Interest                                       390,810
                                           ------------
Total investment income                       1,888,077

Expenses:
 Investment advisory fee                      1,407,252
 Fees to unaffiliated trustees                   13,311
 Amortization of organization costs               2,712
                                           ------------
Total expenses                                1,423,275
                                           ------------
Net investment income                           464,802

Net realized and unrealized
 gain on investments:
 Net realized gain on sales
  of investments                              6,706,516
 Net change in unrealized appreciation       10,355,575
                                           ------------
Net realized and unrealized
 gain on investments                         17,062,091
                                           ------------
Net increase in net assets
 resulting from operations                 $ 17,526,893
                                           ------------
                                           ------------

See accompanying notes to financial statements.


                        ANNUAL REPORT -- DECEMBER 31, 1995

STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED          YEAR ENDED
                                                               DEC. 31, 1995       DEC. 31, 1994
------------------------------------------------------------------------------------------------
From operations:
 Net investment income                                         $    464,802        $    167,848
 Net realized gain on sales of investments                        6,706,516           3,856,518
 Net change in unrealized appreciation                           10,355,575          (5,350,384)
                                                               ------------        ------------
Net increase (decrease) in net assets
 resulting from operations                                       17,526,893          (1,326,018)

Distributions to shareholders from:
 Net investment income                                             (430,547)           (167,848)
 Net realized gains                                              (6,569,453)         (3,944,186)
 Return of capital                                                       --             (26,346)
                                                               ------------        ------------
Total distributions                                              (7,000,000)         (4,138,380)

From share transactions:
 Proceeds from shares sold                                       15,771,709          60,932,770
 Reinvestment of dividends and capital gain distributions         6,866,829           4,028,245
 Payments for shares redeemed                                   (43,600,025)        (18,466,434)
                                                               ------------        ------------
Net (decrease) increase in net assets resulting from
share transactions                                              (20,961,487)         46,494,581
                                                               ------------        ------------

Total (decrease) increase in net assets                         (10,434,594)         41,030,183

Net assets at beginning of year                                  99,637,855          58,607,672
                                                               ------------        ------------
Net assets at end of year                                      $ 89,203,261        $ 99,637,855
                                                               ------------        ------------
                                                               ------------        ------------

See accompaying notes to financial statements.


                        ANNUAL REPORT -- DECEMBER 31, 1995

FINANCIAL HIGHLIGHT


                                                                                          FOR THE PERIOD
                                                     YEAR ENDED        YEAR ENDED         FEB 9, 1993(a)-
                                                    DEC. 31, 1995     DEC. 31, 1994       DEC. 31, 1993
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                 $ 10.14           $ 10.79             $ 10.00
                                                       -------           -------             -------
Income from Investment Operations
  Net investment income                                   0.06              0.02                0.01
  Net realized and unrealized
    gain (loss) on investments                            2.06             (0.19)               1.00
                                                       -------           -------             -------
    Total from Investment Operations                      2.12             (0.17)               1.01
                                                       -------           -------             -------
Less Distributions
  Dividends from net
    investment income                                    (0.06)            (0.02)                 --
  Dividends from net realized
    gains on investments                                 (0.91)            (0.46)              (0.22)
  Return of capital distribution                            --                --(d)               --
                                                       -------           -------             -------
Total Distributions                                      (0.97)            (0.48)              (0.22)
                                                       -------           -------             -------
Net asset value at end of period                       $ 11.29           $ 10.14             $ 10.79
                                                       -------           -------             -------
                                                       -------           -------             -------

Total Return                                            20.95%            (1.52%)             10.08% (c)

Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                                           1.52%             1.51%               1.51% (b)
  Ratio of net investment income (loss)
    to average net assets                                0.50%             0.22%              (0.10%)(b)
  Portfolio turnover rate                                 102%               82%                111% (b)
  Net assets, end of period
    (in thousands)                                     $89,203           $99,638             $58,608
                                                       -------           -------             -------
                                                       -------           -------             -------


(a) Commencement of operations.
(b) Ratios have been determined on an annualized basis.
(c) For the period February 9, 1993 to December 31, 1993.
(d) Distributions were less than $0.01 per share.

See accompanying notes to financial statements.


                        ANNUAL REPORT -- DECEMBER 31, 1995

NOTES TO FINANCIAL STATEMENTS



Skyline Fund is an open-ended, diversified investment management company which consists of the Special Equities Portfolio and Special Equities II. The Portfolios commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities II ("Portfolio").

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Money market instruments having 60 days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Fund's board of trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / PORTFOLIO SHARE VALUATION - Portfolio shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Portfolio outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

/ / EXPENSES - Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Fund Portfolios.

                                        2
                          TRANSACTIONS WITH AFFILIATES

Effective August 31, 1995, the Portfolio's Investment Adviser changed from Mesirow Asset Management, Inc. to Skyline Asset Management, L.P. For the Adviser's management and advisory services and the assumption of the Portfolio's ordinary operating expenses, the Portfolio pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for year ended December 31, 1995 was $1,407,252. The Adviser has agreed to reimburse the Portfolio to the extent that the aggregate annual expenses of the


                        ANNUAL REPORT -- DECEMBER 31, 1995

Portfolio, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Portfolio's ongoing operations, exceed 2.00% of the average daily net assets of the Portfolio or such lower limit as is prescribed by any state in which the Portfolio's shares are being offered for sale.

Certain officers and trustees of the Fund are also shareholders, officers, and/or directors of the Adviser. The Fund makes no direct payments to its officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1995, the Portfolio paid fees of $13,311 to its unaffiliated trustees.

                                        3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                             YEAR ENDED          YEAR ENDED
                            DEC. 31, 1995       DEC. 31, 1994
----------------------------------------------------------------
     Shares sold              1,461,900           5,720,483
     Shares issued
      in reinvestment
      of dividends              613,104             402,406
                             ----------          ----------
                              2,075,004           6,122,889
     Less shares redeemed    (3,998,270)         (1,729,714)
                             ----------          ----------
     Net (decrease) increase
      in shares outstanding  (1,923,266)          4,393,175
                             ----------          ----------
                             ----------          ----------

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1995, are as follows:

     Cost of purchases        $89,475,877
     Proceeds from sales      121,103,082


                        ANNUAL REPORT -- DECEMBER 31, 1995

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders of Skyline Special Equities II and the Board of Trustees of Skyline Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities II as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 9, 1993 to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities II at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from February 9, 1993 to December 31, 1993, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


Chicago, Illinois
January 19, 1996




                        ANNUAL REPORT -- DECEMBER 31, 1995

FEDERAL TAX STATUS OF 1995 DIVIDENDS


Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.






REPORT FOR THE YEAR ENDED DECEMBER 31, 1995



This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor, Inc. is the principal underwriter of Skyline Fund.




                        ANNUAL REPORT -- DECEMBER 31, 1995


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                        ANNUAL REPORT - DECEMBER 31, 1995







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